UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2005
                                                           ------------

                             Auto Data Network, Inc.
             (Exact name of registrant as specified in its charter)



     Delaware                       000-24609             13-3944580
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission          (IRS Employer
    of incorporation)              File Number)       Identification No.)


                 712 Fifth Avenue, 19th Floor New York, NY 10019
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (212) 897-6848


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12 )

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4- Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued financial Statements or a Related Audit Report or Completed Interim Review

As the Company has previously advised, the Company's independent accountant who was previously engaged as the principal accountant to audit the Company's financial statements, F. E. Hanson Ltd., has been determined to be not current in its registration with the Public Company Accounting Oversight Board. F.E. Hanson Ltd. apparently mistakenly believed that certain Public Company Accounting Oversight Board rules made such registration unnecessary. F.E. Hanson Ltd. has since applied for registration, but the Public Company Accounting Oversight Board has still not approved F.E. Hanson Ltd.'s application, and there can be no assurance that the Public Company Accounting Oversight Board shall approve that application in timely fashion or at all. Because F.E. Hanson Ltd. was not registered with the Public Company Accounting Oversight Board, F.E. Hanson Ltd. was not permitted by applicable rules and regulations to act as the Company's independent accountant to audit the Company's financial statements or conduct interim reviews for any periods on or after October 22, 2003. Consequently, the authorized officers of the Company, upon the approval of the Company's board of directors, are seeking to engage independent accountants to replace F.E. Hanson Ltd. as the Company's auditors for future periods, as well as to audit or review the Company's prior financial statements which were required to be audited or reviewed in the event that F.E. Hanson Ltd. does not become registered or those statements are otherwise required to be audited or reviewed by an accountant other than F.E. Hanson Ltd. In addition, upon the approval of the Company's board of directors the Company is on this date separately amending its Annual Report on Form 10KSB for the period ending February 29, 2004 to delete the auditor's report from F.E. Hanson Ltd. and label all financial statements periods ending after October 22, 2003 as unaudited. In addition, on this date the Company is separately amending its Quarterly Reports on Form 10QSB for the periods ending November 30, 2003, May 31, 2004, August 31, 2004, and November 30, 2004 to delete any references which may appear therein to audit reports or reviews by F.E. Hanson Ltd. in respect of periods ending after October 22, 2003 and to label any financial statements for periods ending after October 22, 2003 as unaudited. In view of F.E.Hanson Ltd.'s non-registration with the Public Company Accounting Oversight Board, the Company is hereby advising securityholders that the Company is not current in its reporting under the Securities Exchange Act of 1934 and they may not utilize Rule 144 or similar rules for resales of securities at this time. In addition, they may they may not make purchases or sales of securities in reliance upon prospectuses under any of the Company's Registration Statements on Form SB-2 or Form S-8 filed or amended after October 22, 2003.

Section 8- Other Events

Item 8.01 Other Events

As the Company has previously advised, the Company's independent accountant who was previously engaged as the principal accountant to audit the Company's financial statements, F. E. Hanson Ltd., has been determined to be not current in its registration with the Public Company Accounting Oversight Board. F.E. Hanson Ltd. apparently mistakenly believed that certain Public Company Accounting Oversight Board rules made such registration unnecessary. F.E. Hanson Ltd. has since applied for registration, but the Public Company Accounting Oversight Board has still not approved F.E. Hanson Ltd.'s application, and there can be no assurance that the Public Company Accounting Oversight Board shall approve that application in timely fashion or at all. Because F.E. Hanson Ltd. was not registered with the Public Company Accounting Oversight Board, F.E. Hanson Ltd. was not permitted by applicable rules and regulations to act as the Company's independent accountant to audit the Company's financial statements or conduct interim reviews for any periods on or after October 22, 2003. Consequently, the authorized officers of the Company, upon the approval of the Company's board of directors, are seeking to engage independent accountants to replace F.E. Hanson Ltd. as the Company's auditors for future periods, as well as to audit or review the Company's prior financial statements which were required to be audited or reviewed in the event that F.E. Hanson Ltd. does not become registered or those statements are otherwise required to be audited or reviewed by an accountant other than F.E. Hanson Ltd. In addition, upon the approval of the Company's board of directors the Company is on this date separately amending its Annual Report on Form 10KSB for the period ending February 29, 2004 to delete the auditor's report from F.E. Hanson Ltd. and label all financial statements periods ending after October 22, 2003 as unaudited. In addition, on this date the Company is separately amending its Quarterly Reports on Form 10QSB for the periods ending November 30, 2003, May 31, 2004, August 31, 2004, and November 30, 2004 to delete any references which may appear therein to audit reports or reviews by F.E. Hanson Ltd. in respect of periods ending after October 22, 2003 and to label any financial statements for periods ending after October 22, 2003 as unaudited. In view of F.E.Hanson Ltd.'s non-registration with the Public Company Accounting Oversight Board, the Company is hereby advising securityholders that the Company is not current in its reporting under the Securities Exchange Act of 1934 and they may not utilize Rule 144 or similar rules for resales of securities at this time. In addition, they may they may not make purchases or sales of securities in reliance upon prospectuses under the Company's Registration Statements on Form SB-2 or S-8 filed or amended after October 22, 2003.



                           - Signature on next page -

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Auto Data Network, Inc.

By:  /s/ Christopher Glover
     ----------------------
     Christopher Glover,
     Chief Executive Officer and Chairman
     May 18, 2005